UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

COMMUNITY PARTNERS BANCORP
 (Exact name of registrant as specified in its charter)

New Jersey	000-51889	20-3700861
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 706-9009

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2009, Community Partners Bancorp (the “Registrant”) announced the appointment of William D. Moss to serve as President and Chief Executive Officer of the Registrant effective January 1, 2010. The press release announcing his appointment is attached as Exhibit 99.1. The Registrant’s current Interim President and Chief Executive Officer, Charles T. Parton, will remain as Chairman of the Board of both the Registrant and its wholly owned subsidiary, Two River Community Bank (“Two River”). This appointment completes the Registrant’s current management succession plan, initiated in 2006.

Mr. Moss is 52 years of age, and is currently Executive Vice President and Senior Loan Officer and a director of the Registrant, and President and Chief Executive Officer and a director of Two River.  Mr. Moss previously served as President and Senior Loan Officer of Two River from August 1, 2006 to July 31, 2007, and as Executive Vice President and Senior Loan Officer from July 1, 2003 to July 31, 2006.

No material plan, contract or arrangement with Mr. Moss or in which he participates was entered into or amended in connection with his appointment, nor was there any grant or award to Mr. Moss or a modification of any grant or award to Mr. Moss under any such plan, contract or arrangement in connection with such appointment.

Mr. Moss is currently a customer of Two River. Transactions with Mr. Moss that involve loans or commitments by Two River have been and will continue to be made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not and will not involve more than the normal risk of collectability or present other unfavorable features. Except for the foregoing, Mr. Moss is not currently, and has not, engaged in any material transactions with the Registrant or its subsidiaries. All transactions, products or services provided to Mr. Moss or his associates by Registrant or its subsidiaries will be on substantially the same terms and conditions that he and his associates could receive elsewhere.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release announcing appointment of William D. Moss as President and Chief Executive Officer of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Dated: November 30, 2009	By: /s/ Michael J. Gormley
Michael J. Gormley
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release announcing appointment of William D. Moss as President and Chief Executive Officer of the Registrant